                                                                   Exhibit 10.39


                    SEVENTH AMENDMENT AND CONSENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 19, 2001 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Waiver and Consent to Amended and Restated Credit Agreement, dated as of May 7, 2001, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower desires to sell all of the Capital Stock of its indirect, Wholly-Owned Subsidiary, Compact Rent A Car Ltd., a corporation organized under the laws of the province of Quebec and engaged in the renting of passenger automobiles and trucks in Quebec ("Compact");

         WHEREAS, such sale is expected to be for a purchase price of approximately $7,000,000, comprised of approximately $1,000,000 in cash and $6,000,000 in a promissory note maturing in approximately five years, and condition precedents to such sale (among other conditions precedent) will be (i) the repayment in cash of all obligations of Compact to the Borrower and its Subsidiaries (other than Compact) (which intercompany obligations relate to the transfer of passenger automobile and truck fleet and cash advances from Budget and such Subsidiaries to Compact and which intercompany obligations, as of May 31, 2001, approximated $30,000,000, but which, at the closing of such sale, may be greater or less than $30,000,000) and (ii) the entry by Compact into a franchise agreement with Budget Rent-A-Car Corporation having terms similar to other franchise agreements entered into by Budget Rent-A-Car Corporation with other franchisees (collectively, the "Compact Sale");

         WHEREAS, the Borrower desires to have the Lenders consent to the Compact Sale; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below (including, but not limited to, the reduction of the Commitment Amount), to consent to the Compact Sale (the Credit Agreement, as modified pursuant to the terms of this Waiver and Consent, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Waiver and Consent shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fifth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Compact" is defined in the second recital.

         "Compact Sale" is defined in the third recital.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                              AMENDMENT AND CONSENT

         SECTION 2.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Section 2.1.

         SECTION 2.1.1. Amendment to Section 1.1 of the Credit Agreement. Concurrently with the closing of the Compact Sale (consummation of which the Borrower shall promptly notify the Administrative Agent), the Commitment Amount shall be reduced from $550,000,000 to $525,000,000 (with the reference in the definition of "Commitment Amount" to "$550,000,000" being amended to be a reference to "$525,000,000"), which reduction shall be allocated pro rata among the Lenders at the time of such reduction.

         SECTION 2.1.2. Amendment to Section 3.2.2 of the Credit Agreement. Clause (b) of Section 3.2.2 of the Credit Agreement ("Post-Maturity Rates") is hereby amended by inserting the phrase "plus the Applicable Margin" immediately prior to the phrase "plus a margin of 2.0%".

         SECTION 2.1.3. Amendment to Section 4.5 of the Credit Agreement. The third sentence of Section 4.5 of the Credit Agreement ("Disbursements") is hereby amended by inserting the phrase "plus the Applicable Margin" immediately prior to the phrase ", plus a margin of 2.0%".

         SECTION 2.2. Consents. Subject to the satisfaction of the conditions set forth in this Section 2.2 and in Article III, the Lenders hereby:


                  (i) waive to the extent necessary to permit the Compact Sale, the restrictions set forth in Section 8.2.10 of the Credit Agreement ("Asset Dispositions, etc.") and (B) subject to the reduction of the Commitment Amount as provided in Section 2.1.1 above, the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds of the Compact Sale (it being understood and agreed that proceeds of the Compact Sale may be used by the Borrower and its Subsidiaries for general corporate purposes), and consent and agree that no portion of the fair market value of Compact shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement;

provided that the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of the Compact Sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of the Compact Sale.

                  Subject to the satisfaction of the conditions set forth in
         Article III, the Lenders hereby consent to any amendment or modification to the Enhancement Letter of Credit Application and Agreement with respect to the CP Program's Enhancement Letter of Credit that the Issuer deems necessary or desirable in order to conform such Enhancement Letter of Credit Application and Agreement to the terms of the CP Program (including, without limitation, the Liquidity Facility) or the terms of the Credit Agreement; provided that such amendments and modifications, taken as a whole, could not reasonably be expected to have an adverse effect on the Lenders.

         Limitation. Section 2.2 shall be limited precisely as written and shall not be deemed to constitute a waiver or consent with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or relating thereto or prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or relating thereto.

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the waivers, amendments, consents and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent (such date, the "Effective Date").

         Execution of Counterparts. The Administrative Agent shall have received counterparts of this Waiver and Consent, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the Effective Date, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the Effective Date and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

                         REPRESENTATIONS AND WARRANTIES

         Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Waiver and Consent, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section
         7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           no development has occurred in any labor controversy,
                  litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  this Waiver and Consent has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and
                  the execution, delivery and performance by the Borrower and its Subsidiaries of this Waiver and Consent and each other Loan Document executed or to be executed by any of them in connection therewith and the consummation of the transactions permitted or contemplated hereby are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Waiver and Consent or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading.

         Compliance with Credit Agreement. Each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

         Borrowing Base. No asset of Compact, including, without limitation, passenger automobiles and trucks utilized by Compact in the conduct of its business, was included in the Borrowing Base Certificate most recently furnished to the Lenders prior to the date hereof.

                                  MISCELLANEOUS

         Full Force and Effect; Limited Waiver and Consent. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The waiver and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments, waivers and consents contemplated herein. The Lenders authorize the Administrative Agent to execute and deliver such documents as may be reasonably necessary to effectuate the amendments, waivers and consents contemplated herein (including, without limitation, releases of Liens with respect to the Capital Stock of Compact).

         Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                       BUDGET GROUP, INC.



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       CREDIT SUISSE FIRST BOSTON, as a Lender
                                         and the Administrative Agent



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       BANK OF AMERICA, N.A.



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       BANK OF MONTREAL



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                       THE BANK OF NEW YORK



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       THE BANK OF NOVA SCOTIA



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         NEW YORK BRANCH



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                         S.A. GROUP, NEW YORK BRANCH



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       WASHINGTON MUTUAL BANK, F.A. (as
                                         successor in interest to BANK UNITED)



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                        BANKERS TRUST COMPANY



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:


                                        BNP PARIBAS



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:


                                        BANQUE WORMS CAPITAL CORPORATION



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:


                                        BHF (USA) CAPITAL CORPORATION



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:



                                        By
                                           -------------------------------------
                                             Name:
                                             Title:

                                       CERBERUS PARTNERS L.P.



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       CREDIT INDUSTRIEL ET COMMERCIAL



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                         CHICAGO BRANCH



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                       CREDIT AGRICOLE INDOSUEZ



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       CREDIT LYONNAIS CHICAGO BRANCH



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                       ERSTE BANK DER OESTERREICHISCHEN
                                         SPARKASSEN AG



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       FLEET BANK, N.A.



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       THE FUJI BANK, LIMITED



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       IMPERIAL BANK



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       NATEXIS BANQUE



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SATELLITE DISTRESSED CREDITS FUND, LLC

                                       By:   Satellite Asset Management, L.P.,
                                               its Investment Manager


                                            By
                                               ---------------------------------
                                                  Name:
                                                  Title:


                                       SOUTHERN PACIFIC BANK


                                       By
                                          --------------------------------------
                                            Name:
                                            Title:

                                       SUMITOMO MITSUI BANKING CORPORATION



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       SUNTRUST BANK



                                       By
                                          --------------------------------------
                                            Name:
                                            Title:


                                       DK ACQUISITION PARTNERS LP



                                       By
                                          --------------------------------------
                                            Name:
                                            Title: